UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	February 11, 2014

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 11, 2014, the compensation committee of the board of directors of Tandy Leather Factory, Inc. (the “Company”) approved a form of restricted stock award agreement that will be used for grants to non-employee directors of the Company of restricted shares of the Company’s common stock, par value $0.0024 per share (such common stock, the “Common Stock” and such restricted shares of Common Stock, the “Restricted Stock”) under the Company’s 2013 Restricted Stock Plan (the “Restricted Stock Plan”), the form of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Third Amendment to Tandy Leather Factory, Inc. 2007 Director Non-Qualified Stock Option Plan

On February 11, 2014, the board of directors of the Company approved and adopted a third amendment to the Company’s 2007 Director Non-Qualified Stock Option Plan (the “Plan”). The Plan was adopted by the board of directors of the Company on March 22, 2007. The stockholders of the Company ratified the Plan on May 22, 2007. The Plan was initially amended by the board of directors of the Company on May 3, 2010. The Plan was further amended by the board of directors of the Company on October 7, 2010. The Plan authorizes the Company to grant to outside directors of the Company options to purchase up to 100,000 shares of the Company’s Common Stock.

The third amendment to the Plan revises the stock option grant schedule in the Plan so that the annual grants described in the Plan are permissive, as opposed to mandatory.  The stock option grant schedule in the Plan, as revised by the third amendment to the Plan, provides as follows: (i) on March 22, 2014, and on March 22 of each calendar year thereafter, a stock option for 3,000 shares of Common Stock may be granted to each individual who is serving as an outside director of the Company or any subsidiary on that date; and (ii) if an individual first becomes an outside director of the Company or any subsidiary within six months after March 22 of a year, such individual may be granted a stock option for 3,000 shares of Common Stock immediately upon becoming an outside director. The third amendment to the Plan further provides that the decision to grant or not grant stock options in any given year as described above shall be made by the compensation committee of the board of directors of the Company in its discretion.

The disclosure contained herein in intended merely as a summary of the material provisions relating to the third amendment to the Plan and does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, filed as Exhibit A to the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 18, 2007, the first amendment to the Plan filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on May 4, 2010, the second amendment to the Plan, filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K, filed with the Securities and Exchange Commission on October 12, 2010, and the third amendment to the Plan, filed as Exhibit 10.5 to this Current Report on Form 8-K, each of which is hereby incorporated by reference herein.

Restricted Stock Awards

On February 11, 2014, the compensation committee of the board of directors of the Company approved a form of restricted stock award agreement that will be used for grants to executive officers of the Company of shares of Restricted Stock under the Restricted Stock Plan, the form of which is filed as Exhibit 10.6 to this Current Report on Form 8-K and is hereby incorporated by reference herein. In addition, on February 11, 2014, the compensation committee of the board of directors of the Company approved grants of shares of Restricted Stock under the Plan to executive officers of the Company, including the executive officers who were listed in the Summary Compensation Table of the Company’s most recent proxy statement (the “Named Executive Officers”) and, effective as of February 12, 2014, the Company entered into restricted stock award agreements in the form described above with each of the Named Executive Officers with respect to such awards. In connection with such awards, each of Jon Thompson, Chief Executive Officer, President and Chief Operating Officer of the Company, Shannon L. Greene, Chief Financial Officer and Treasurer of the Company, and Mark Angus, Senior Vice President and Assistant Secretary of the Company, were each granted the corresponding number of shares of Restricted Stock described in the following table:

Name	No. of Shares of Restricted Stock
Jon Thompson	9,375
Shannon L. Greene	9,375
Mark Angus	9,375

All of the awards provide for the grant of Restricted Stock based on a price of $8.96 per share, the fair market value of such shares as of the date of the awards. The Restricted Stock vests over four years in equal installments of one-fourth on each of the first, second, third, and fourth anniversaries of the date of the awards.  If a recipient’s employment with the Company is terminated due to death or disability, all unvested shares of Restricted Stock held by such recipient on the date of such termination of employment shall immediately become vested as of such date.  If a recipient’s employment is terminated for any reason, including, without limitation, retirement, other than due to death or disability, all unvested shares of Restricted Stock held by such recipient on the date of such termination shall immediately be forfeited by such recipient as of such date.  Notwithstanding the foregoing, the compensation committee of the board of directors of the Company may, in its discretion, provide that any or all unvested shares of Restricted Stock held by a recipient on the date of the recipient’s death and/or the date of the termination of the recipient’s employment shall immediately become vested as of such date.  If a change in control occurs on or before the fourth anniversary of the date of the award, all unvested shares of Restricted Stock will immediately vest.  The description on this Current Report on Form 8-K of the form of agreement is qualified in its entirety by referenced to the Exhibit 10.6 attached hereto.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits

10.1	Form of Non-Employee Director Restricted Stock Agreement under Tandy Leather Factory Inc.’s 2013 Restricted Stock Plan.

10.2
2007 Director Non-Qualified Stock Option Plan, filed as Exhibit A to the Definitive Proxy Statement of the Company on Schedule 14A, filed with the Securities and Exchange Commission on April 18, 2007 and incorporated by reference herein.

10.3
First Amendment to 2007 Director Non-Qualified Stock Option Plan dated May 3, 2010, filed as Exhibit 10.2 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 4, 2010 and incorporated by reference herein.

10.4
Second Amendment to 2007 Director Non-Qualified Stock Option Plan dated October 7, 2010, filed as Exhibit 10.3 to the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on October 12, 2010 and incorporated by reference herein.

10.5	Third Amendment to 2007 Director Non-Qualified Stock Option Plan.

10.6	Form of Employee Restricted Stock Agreement under Tandy Leather Factory Inc.’s 2013 Restricted Stock Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: February 14, 2014	BY: /s/ Jon Thompson
Chief Executive Officer and President